UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02589

Eaton Vance Series Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2014

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Tax-Managed Growth Fund 1.0

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2014

Eaton Vance

Tax-Managed Growth Fund 1.0

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	13 and 30

Federal Tax Information	14

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) had a total return of 12.72% at net asset value (NAV), underperforming the Fund’s benchmark, the S&P 500 Index (the Index), which returned 13.69% for the same period.

The Fund underperformed the Index due to stock selection. Sector allocation overall contributed positively to the Fund’s performance versus the Index. Of the 10 economic sectors represented in the Index, nine had positive returns for the
12-month period. The Fund recorded positive returns in eight of those sectors.

Industrials was the Fund’s weakest-performing sector versus the Index, due to both stock selection and sector allocation. Within the sector, the aerospace & defense and electrical equipment industries were notable laggards versus the Index. Electrical equipment maker Emerson Electric Co. was the Fund’s worst-performing stock versus the Index for the period, as slow economic growth overseas constrained its financial results. The Fund’s overweight position in the stock contributed to its underperformance versus the Index. The Fund’s lack of exposure to the airlines industry also detracted from the Fund’s performance versus the Index. The financials sector underperformed relative to the Index as a result of stock selection, particularly in the banks and capital markets industries. At the individual stock level, Franklin Resources, Inc., a global investment management firm, was among the Fund’s worst performers relative to the Index, partially due to an overweight position. Also within financials, the Fund’s lack of holdings in the real estate investment trust (REIT) industry was a drag on the Fund’s performance relative to the Index. The Fund’s underweight position in the utilities sector also hurt the Fund’s performance versus the Index.

On the positive side, energy was the Fund’s best-performing sector versus the Index for the period, due primarily to an underweight position. In particular, the Fund’s underweight in the lagging oil, gas & consumable fuels industry contributed to the Fund’s performance relative to the Index. The consumer discretionary sector also aided the Fund’s performance relative to the Index, thanks to favorable stock selection. Within the sector, the Fund’s holdings in the textiles, apparel & luxury goods industry and the media industry made notable contributions to the Fund’s performance versus the Index. Entertainment giant Walt Disney Co. was one of the Fund’s top-performing stocks versus the Index, due in part to an overweight position. The stock was buoyed by strength in its movie and media businesses. Athletic footwear company NIKE, Inc., which benefited from continued global growth, also contributed to the Fund’s performance versus the Index, due partly to an overweight position. Elsewhere, the Fund’s underweight in the lagging telecommunication services sector helped the Fund’s performance relative to the Index. Overall, the Fund’s leading stock versus the Index for the period was semiconductor maker Intel Corp., which experienced renewed growth in the personal computer space and strength in its data center business. The Fund benefited from an overweight position in the stock.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	03/29/1966	03/29/1966	12.72%	14.34%	7.29%
S&P 500 Index		—	13.69%	15.45%	7.67%

% After-Tax Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
After Taxes on Distributions	03/29/1966	03/29/1966	12.37%	14.04%	6.93%
After Taxes on Distributions and Sale of Fund Shares	—	—	7.51	11.55	5.91

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Tax-Managed Growth Fund 1.0 for the period indicated. For comparison, the same investment is shown in the indicated index.

Fund Profile4

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Apple, Inc.	3.2%
Intel Corp.	2.6
NIKE, Inc., Class B	2.2
United Technologies Corp.	2.1
Walt Disney Co. (The)	2.0
Exxon Mobil Corp.	1.9
JPMorgan Chase & Co.	1.9
Johnson & Johnson	1.8
Oracle Corp.	1.7
Facebook, Inc., Class A	1.7
Total	21.1%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/ local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders
The Fund typically meets redemptions of Fund shares by distributing portfolio securities equal in value to the Fund shares being redeemed. The selection of each security to be distributed in a redemption is in the sole discretion of the Fund’s investment adviser. Settlement of redemptions ordinarily will occur within five business days of the processing of a redemption, provided that all requested delivery information has been provided by the redeeming shareholder. Redeeming shareholders will be exposed to the risk of fluctuations in the value of the securities distributed by the Fund upon redemptions until the securities are received and/or sold by the shareholder. If portfolio securities distributed to meet a redemption are sold by the redeeming shareholder, the shareholder will incur brokerage commissions or other transaction costs. Shareholders should consult with their financial adviser in connection with a redemption request. Questions concerning redemptions may be directed to Eaton Vance Investor Services at 1-866-910-2425.

4

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
$1,000.00	$1,061.80	$2.55	0.49%

Hypothetical
(5% return per year before expenses)
$1,000.00	$1,022.70	$2.50	0.49%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $332,325,536)	$826,769,386
Miscellaneous receivables	59,124
Total assets	$826,828,510

Liabilities
Payable for Fund shares redeemed	$56,488
Payable to affiliates:
Trustees’ fees	125
Accrued expenses	41,368
Total liabilities	$97,981
Net Assets	$826,730,529

Sources of Net Assets
Paid-in capital	$342,916,298
Accumulated net realized gain from Portfolio	8,781,145
Accumulated undistributed net investment income	98,408
Net unrealized appreciation from Portfolio	494,443,850
Accumulated federal tax on undistributed net realized long-term capital gain, paid on behalf of the shareholders	(19,509,172)
Total	$826,730,529

Net Asset Value and Redemption Price Per Share
($826,730,529 ÷ 948,366 shares of beneficial interest outstanding)	$871.74

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $117,993)	$15,352,418
Interest allocated from Portfolio	15,717
Expenses allocated from Portfolio	(3,768,919)
Total investment income from Portfolio	$11,599,216

Expenses
Trustees’ fees and expenses	$500
Custodian fee	53,021
Transfer and dividend disbursing agent fees	58,698
Professional fees	28,862
Printing and postage	23,748
Miscellaneous	15,144
Total expenses	$179,973

Net investment income	$11,419,243

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions(1)	$36,295,222
Foreign currency transactions	(49)
Net realized gain	$36,295,173
Change in unrealized appreciation (depreciation) —
Investments	$47,896,804
Foreign currency	(15,383)
Net change in unrealized appreciation (depreciation)	$47,881,421

Net realized and unrealized gain	$84,176,594

Net increase in net assets from operations	$95,595,837

(1)	Includes $35,737,036 of net realized gains from redemptions in-kind.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$11,419,243	$10,428,016
Net realized gain from investment and foreign currency transactions	36,295,173	47,652,886
Net change in unrealized appreciation (depreciation) from investments and foreign currency	47,881,421	138,814,705
Net increase in net assets from operations	$95,595,837	$196,895,607
Distributions to shareholders —
From net investment income	$(11,423,774)	$(10,526,288)
Total distributions to shareholders	$(11,423,774)	$(10,526,288)
Transactions in shares of beneficial interest —
Net asset value of shares issued to shareholders in payment of distributions declared	$2,875,940	$2,516,313
Cost of shares redeemed	(46,940,862)	(27,719,773)
Net decrease in net assets from Fund share transactions	$(44,064,922)	$(25,203,460)

Net increase in net assets	$40,107,141	$161,165,859

Net Assets
At beginning of year	$786,623,388	$625,457,529
At end of year	$826,730,529	$786,623,388

Accumulated undistributed net investment income included in net assets
At end of year	$98,408	$104,374

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Financial Highlights

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$784.380	$601.470	$530.300	$534.250	$480.560

Income (Loss) From Operations
Net investment income	$11.801	$10.307	$10.400	$8.208	$7.001
Net realized and unrealized gain (loss)	87.359	183.003	71.170	(4.108)	53.839

Total income (loss) from operations	$99.160	$193.310	$81.570	$4.100	$60.840

Less Distributions
From net investment income	$(11.800)	$(10.400)	$(10.400)	$(8.050)	$(7.150)

Total distributions	$(11.800)	$(10.400)	$(10.400)	$(8.050)	$(7.150)

Net asset value — End of year	$871.740	$784.380	$601.470	$530.300	$534.250

Total Return(1)	12.72%	32.25%	15.36%	0.81%	12.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$826,731	$786,623	$625,458	$593,211	$654,291
Ratios (as a percentage of average daily net assets):(2)
Expenses(3)	0.50%	0.50%	0.50%	0.50%	0.49%
Net investment income	1.44%	1.48%	1.76%	1.51%	1.42%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) is a diversified series of the Eaton Vance Series Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (7.8% at December 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Although the Fund intends to distribute net realized long-term gains to shareholders each year, the Fund reserves the right to designate such gains as undistributed and pay the federal tax thereon on behalf of shareholders. The Fund records a provision for such tax on the last day of its fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

10

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$11,423,774	$10,526,288

During the year ended December 31, 2014, accumulated net realized gain was decreased by $36,344,727, accumulated undistributed net investment income was decreased by $1,435 and paid-in capital was increased by $36,346,162 due to differences between book and tax accounting, primarily for redemptions in-kind. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$94,632
Capital loss carryforwards and deferred capital losses	$(6,021,039)
Net unrealized appreciation	$509,249,810

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations.

At December 31, 2014, the Fund, for federal income tax purposes, had capital loss carryforwards of $3,324,937 and deferred capital losses of $2,696,102 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on December 31, 2017 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire if unused. Of the deferred capital losses at December 31, 2014, $2,360,540 are short-term and $335,562 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $11,686 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the year ended December 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $0 and $55,712,232, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind with a value of $46,263,078 at the time of redemption.

11

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Notes to Financial Statements — continued

5  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2014	2013

Issued to shareholders electing to receive payments of distributions in Fund shares	3,451	3,544
Redemptions	(57,942)	(40,571)

Net decrease	(54,491)	(37,027)

12

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.0:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) (constituting Eaton Vance Series Trust), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

13

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $15,283,989, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

14

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments

Common Stocks — 98.3%

Security	Shares	Value

Aerospace & Defense — 3.9%
Boeing Co. (The)	950,771	$123,581,215
General Dynamics Corp.	101,500	13,968,430
Honeywell International, Inc.	288,222	28,799,142
Huntington Ingalls Industries, Inc.	2,546	286,323
Lockheed Martin Corp.	16,042	3,089,208
Northrop Grumman Corp.	15,277	2,251,677
Precision Castparts Corp.	19,025	4,582,742
Raytheon Co.	51,795	5,602,665
Rockwell Collins, Inc.	166,787	14,090,166
United Technologies Corp.	1,906,034	219,193,910

		$415,445,478

Air Freight & Logistics — 1.6%
C.H. Robinson Worldwide, Inc.	530,676	$39,742,326
FedEx Corp.	262,219	45,536,951
United Parcel Service, Inc., Class B	719,782	80,018,165

		$165,297,442

Auto Components — 0.4%
BorgWarner, Inc.	2,000	$109,900
Johnson Controls, Inc.	850,421	41,109,351

		$41,219,251

Automobiles — 0.0%(1)
Daimler AG	20,000	$1,648,000
Harley-Davidson, Inc.	800	52,728

		$1,700,728

Banks — 6.5%
Bank of America Corp.	1,747,663	$31,265,691
Bank of Montreal	26,370	1,865,150
BB&T Corp.	1,041,059	40,486,784
Citigroup, Inc.	796,670	43,107,814
Comerica, Inc.	126,791	5,938,890
Fifth Third Bancorp	1,152,954	23,491,438
HSBC Holdings PLC	220,592	2,096,182
HSBC Holdings PLC ADR	424	20,026
ING Groep NV ADR(2)	131,385	1,704,063
JPMorgan Chase & Co.	3,225,126	201,828,385
KeyCorp	111,353	1,547,807
M&T Bank Corp.	17,293	2,172,347
PNC Financial Services Group, Inc. (The)	68,727	6,269,964
Regions Financial Corp.	580,537	6,130,471

Security	Shares	Value

Banks (continued)
Royal Bank of Canada	148,562	$10,261,177
Societe Generale SA	460,793	19,284,264
SunTrust Banks, Inc.	327,060	13,703,814
Synovus Financial Corp.	1,565	42,396
Toronto-Dominion Bank (The)	29,644	1,416,390
U.S. Bancorp	2,130,023	95,744,534
Wells Fargo & Co.	3,145,263	172,423,318
Zions Bancorporation	38,805	1,106,331

		$681,907,236

Beverages — 2.9%
Boston Beer Co., Inc. (The), Class A(2)	2,200	$636,988
Coca-Cola Co. (The)	2,636,840	111,327,385
Coca-Cola Enterprises, Inc.	31,501	1,392,974
Molson Coors Brewing Co., Class B	186,000	13,860,720
Monster Beverage Corp.(2)	16,517	1,789,617
PepsiCo, Inc.	1,812,184	171,360,119

		$300,367,803

Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc.(2)	78,924	$14,603,309
Alexion Pharmaceuticals, Inc.(2)(3)	15,722	2,909,042
Alexion Pharmaceuticals, Inc.(2)(3)	12,388	2,291,579
Alexion Pharmaceuticals, Inc.(2)(3)	19,229	3,556,874
Amgen, Inc.	999,367	159,189,169
Biogen Idec, Inc.(2)	39,932	13,554,917
Celgene Corp.(2)	86,629	9,690,320
Gilead Sciences, Inc.(2)	794,990	74,935,757
Pharmacyclics, Inc.(2)	8,000	978,080
Vertex Pharmaceuticals, Inc.(2)	160,000	19,008,000

		$300,717,047

Building Products — 0.0%(1)
Fortune Brands Home & Security, Inc.	1,600	$72,432

		$72,432

Capital Markets — 5.1%
Affiliated Managers Group, Inc.(2)	275	$58,366
Ameriprise Financial, Inc.	195,807	25,895,476
Bank of New York Mellon Corp. (The)	456,804	18,532,538
BlackRock, Inc.	3,984	1,424,519
Charles Schwab Corp. (The)	2,744,916	82,869,014
E*TRADE Financial Corp.(2)	4,593	111,403
Franklin Resources, Inc.	967,010	53,543,344
Goldman Sachs Group, Inc. (The)	533,615	103,430,595

15	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Capital Markets (continued)
Legg Mason, Inc.	96,941	$5,173,741
LPL Financial Holdings, Inc.	42,465	1,891,816
Morgan Stanley	2,222,457	86,231,332
Northern Trust Corp.	709,098	47,793,205
State Street Corp.	755,338	59,294,033
Stifel Financial Corp.(2)	9,837	502,035
Stifel Financial Corp.(2)(3)	9,840	501,886
Stifel Financial Corp.(2)(3)	93,119	4,749,744
T. Rowe Price Group, Inc.	554,173	47,581,294
UBS AG(2)	29,488	502,770
Waddell & Reed Financial, Inc., Class A	8,833	440,060

		$540,527,171

Chemicals — 2.0%
Air Products and Chemicals, Inc.	8,784	$1,266,916
Albemarle Corp.	22,063	1,326,648
Ashland, Inc.	25,092	3,005,018
Dow Chemical Co. (The)	156,771	7,150,325
E.I. du Pont de Nemours & Co.	827,451	61,181,727
Eastman Chemical Co.	1,500	113,790
Ecolab, Inc.	480,084	50,178,380
Monsanto Co.	505,820	60,430,316
NewMarket Corp.	4,549	1,835,658
PPG Industries, Inc.	115,228	26,634,952
Praxair, Inc.	3,478	450,610
Valspar Corp. (The)	20,000	1,729,600
Westlake Chemical Corp.	1,000	61,090

		$215,365,030

Commercial Services & Supplies — 0.3%
ADT Corp. (The)	10,627	$385,016
Cintas Corp.	52,914	4,150,574
Pitney Bowes, Inc.	14,270	347,760
Stericycle, Inc.(2)	124,800	16,358,784
Tyco International, PLC	96,051	4,212,797
Waste Management, Inc.	108,226	5,554,158

		$31,009,089

Communications Equipment — 2.0%
Brocade Communications Systems, Inc.	176,629	$2,091,287
Cisco Systems, Inc.	1,498,620	41,684,115
Juniper Networks, Inc.	5,092	113,654
Motorola Solutions, Inc.	2,509	168,304
Nokia Oyj ADR	192	1,509
Palo Alto Networks, Inc.(2)	20,808	2,550,437

Security	Shares	Value

Communications Equipment (continued)
QUALCOMM, Inc.	2,267,080	$168,512,056

		$215,121,362

Construction & Engineering — 0.0%(1)
Jacobs Engineering Group, Inc.(2)	56,851	$2,540,671

		$2,540,671

Construction Materials — 0.0%(1)
Vulcan Materials Co.	22,102	$1,452,764

		$1,452,764

Consumer Finance — 1.3%
American Express Co.	863,503	$80,340,319
Capital One Financial Corp.	77,831	6,424,949
Discover Financial Services	831,233	54,437,449
Navient Corp.	10,200	220,422
SLM Corp.	10,200	103,938

		$141,527,077

Distributors — 0.2%
Genuine Parts Co.	188,424	$20,080,346

		$20,080,346

Diversified Consumer Services — 0.0%(1)
H&R Block, Inc.	22,181	$747,056

		$747,056

Diversified Financial Services — 2.8%
Berkshire Hathaway, Inc., Class A(2)	453	$102,378,000
Berkshire Hathaway, Inc., Class B(2)	945,748	142,004,062
CBOE Holdings, Inc.	140,951	8,939,112
CME Group, Inc.	159,154	14,109,002
Intercontinental Exchange, Inc.	14,292	3,134,093
McGraw Hill Financial, Inc.	86,290	7,678,084
Moody’s Corp.	179,322	17,180,841

		$295,423,194

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	180,305	$6,056,445
CenturyLink, Inc.	4,871	192,794
Deutsche Telekom AG ADR	50,092	795,962
Frontier Communications Corp.	13,440	89,645
Verizon Communications, Inc.	419,226	19,611,392

16	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Diversified Telecommunication Services (continued)
Windstream Holdings, Inc.	70,866	$583,936

		$27,330,174

Electric Utilities — 0.1%
Duke Energy Corp.	50,098	$4,185,187
Exelon Corp.	6,820	252,886
NextEra Energy, Inc.	63,830	6,784,491
Southern Co. (The)	70,667	3,470,456

		$14,693,020

Electrical Equipment — 1.3%
AMETEK, Inc.	18,787	$988,760
Eaton Corp. PLC	34,084	2,316,349
Emerson Electric Co.	2,019,272	124,649,660
Rockwell Automation, Inc.	121,000	13,455,200

		$141,409,969

Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	1,442,293	$33,071,778
Keysight Technologies, Inc.(2)	240,586	8,124,589
Knowles Corp.(2)	174,670	4,113,479
TE Connectivity, Ltd.	687	43,453

		$45,353,299

Energy Equipment & Services — 1.4%
Baker Hughes, Inc.	71,982	$4,036,031
Halliburton Co.	902,750	35,505,157
Schlumberger, Ltd.	1,211,138	103,443,297
Transocean, Ltd.	2,639	48,373

		$143,032,858

Food & Staples Retailing — 4.1%
Costco Wholesale Corp.	875,262	$124,068,388
CVS Health Corp.	1,274,793	122,775,314
Kroger Co. (The)	35,843	2,301,479
Sprouts Farmers Market, Inc.(2)	1,259,187	42,787,174
Sysco Corp.	324,289	12,871,030
Wal-Mart Stores, Inc.	1,278,670	109,812,180
Walgreens Boots Alliance, Inc.	280,773	21,394,903

		$436,010,468

Food Products — 1.8%
Archer-Daniels-Midland Co.	179,036	$9,309,872
Campbell Soup Co.	7,981	351,164

Security	Shares	Value

Food Products (continued)
ConAgra Foods, Inc.	65,155	$2,363,823
Flowers Foods, Inc.	47,169	905,173
General Mills, Inc.	13,987	745,927
Hain Celestial Group, Inc. (The)(2)	1,316	76,710
Hershey Co. (The)	544,725	56,613,269
JM Smucker Co. (The)	12,283	1,240,337
Kellogg Co.	50,325	3,293,268
Keurig Green Mountain, Inc.	75,000	9,929,625
Kraft Foods Group, Inc.	63,522	3,980,289
McCormick & Co., Inc.	57,437	4,267,569
Mondelez International, Inc., Class A	199,552	7,248,726
Nestle SA	1,191,874	86,888,788
Unilever NV - NY Shares	4,636	180,990

		$187,395,530

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	1,560,811	$70,267,711
Bard (C.R.), Inc.	25,000	4,165,500
Baxter International, Inc.	229,739	16,837,571
Becton, Dickinson and Co.	72,178	10,044,291
Boston Scientific Corp.(2)	26,929	356,809
CareFusion Corp.(2)	45,574	2,704,361
Halyard Health, Inc.(2)	2,456	111,674
Intuitive Surgical, Inc.(2)	14,000	7,405,160
Medtronic, Inc.	169,772	12,257,538
St. Jude Medical, Inc.	135,348	8,801,681
Stryker Corp.	189,350	17,861,386
Zimmer Holdings, Inc.	133,186	15,105,956

		$165,919,638

Health Care Providers & Services — 1.0%
AmerisourceBergen Corp.	266,694	$24,045,131
Anthem, Inc.	54,347	6,829,787
Cardinal Health, Inc.	228,131	18,417,016
Cigna Corp.	53,844	5,541,086
DaVita HealthCare Partners, Inc.(2)	67,268	5,094,878
Express Scripts Holding Co.(2)	367,509	31,116,987
HCA Holdings, Inc.(2)	145,114	10,649,916
Henry Schein, Inc.(2)	845	115,047
McKesson Corp.	2,384	494,871
PharMerica Corp.(2)	1,805	37,382
UnitedHealth Group, Inc.	61,806	6,247,969

		$108,590,070

17	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.8%
Carnival Corp.	41,694	$1,889,989
Chipotle Mexican Grill, Inc.(2)	659	451,092
International Game Technology	59,500	1,026,375
Interval Leisure Group, Inc.	5,349	111,741
Marriott International, Inc., Class A	637,208	49,721,340
Marriott Vacations Worldwide Corp.	1,849	137,824
McDonald’s Corp.	724,987	67,931,282
Starbucks Corp.	1,864,557	152,986,902
Yum! Brands, Inc.	217,603	15,852,379

		$290,108,924

Household Durables — 0.1%
D.R. Horton, Inc.	418,482	$10,583,410
Harman International Industries, Inc.	19,082	2,036,240

		$12,619,650

Household Products — 1.7%
Clorox Co. (The)	7,570	$788,870
Colgate-Palmolive Co.	1,174,253	81,246,565
Kimberly-Clark Corp.	20,721	2,394,104
Procter & Gamble Co. (The)	1,077,433	98,143,372

		$182,572,911

Independent Power and Renewable Electricity Producers — 0.0%(1)
AES Corp. (The)	1,730	$23,822

		$23,822

Industrial Conglomerates — 2.5%
3M Co.	805,142	$132,300,933
Danaher Corp.	43,555	3,733,099
General Electric Co.	5,048,166	127,567,155

		$263,601,187

Insurance — 1.1%
Aegon NV ADR	5,088,862	$38,166,465
Aflac, Inc.	193,292	11,808,208
Allstate Corp. (The)	583	40,956
Aon PLC	24,650	2,337,560
Chubb Corp.	25,044	2,591,303
Cincinnati Financial Corp.	135,528	7,024,416
Hartford Financial Services Group, Inc.	5,762	240,218
Marsh & McLennan Cos., Inc.	60,094	3,439,781
Progressive Corp.	1,210,059	32,659,492
Prudential Financial, Inc.	18,767	1,697,663

Security	Shares	Value

Insurance (continued)
Torchmark Corp.	78,643	$4,260,091
Travelers Companies, Inc. (The)	76,125	8,057,831

		$112,323,984

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.(2)	289,712	$89,912,119
Expedia, Inc.	2,575	219,802
Priceline Group, Inc. (The)(2)	14,050	16,019,951

		$106,151,872

Internet Software & Services — 5.2%
Akamai Technologies, Inc.(2)	200,000	$12,592,000
AOL, Inc.(2)	5,317	245,486
eBay, Inc.(2)	1,264,958	70,989,443
Facebook, Inc., Class A(2)	2,297,443	179,246,503
Google, Inc., Class A(2)	218,904	116,163,597
Google, Inc., Class C(2)	252,489	132,910,209
IAC/InterActiveCorp	14,528	883,157
LinkedIn Corp., Class A(2)	4,537	1,042,194
Pandora Media, Inc.(2)	37,000	659,710
Twitter, Inc.(2)	693,722	24,883,808
VeriSign, Inc.(2)	14,758	841,206
Yahoo! Inc.(2)	138,525	6,996,898

		$547,454,211

IT Services — 2.0%
Accenture PLC, Class A	1,312,636	$117,231,521
Automatic Data Processing, Inc.	102,170	8,517,913
Broadridge Financial Solutions, Inc.	1,652	76,289
Cognizant Technology Solutions Corp., Class A(2)	3,510	184,837
Fidelity National Information Services, Inc.	63,590	3,955,298
Fiserv, Inc.(2)	33,365	2,367,914
International Business Machines Corp.	242,563	38,916,808
Paychex, Inc.	693,512	32,019,449
Total System Services, Inc.	32,405	1,100,474
Visa, Inc., Class A	766	200,845
Western Union Co.	60,362	1,081,083

		$205,652,431

Leisure Products — 0.0%(1)
Mattel, Inc.	26,506	$820,228
Polaris Industries, Inc.	1,400	211,736

		$1,031,964

18	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	481,172	$19,699,182
Illumina, Inc.(2)	10,000	1,845,800
Thermo Fisher Scientific, Inc.	18,700	2,342,923

		$23,887,905

Machinery — 2.4%
Caterpillar, Inc.	136,623	$12,505,103
Deere & Co.	1,076,269	95,217,518
Donaldson Co., Inc.	33,971	1,312,300
Dover Corp.	342,302	24,549,899
Illinois Tool Works, Inc.	1,034,459	97,963,267
Manitowoc Co., Inc. (The)	45,741	1,010,876
PACCAR, Inc.	171,748	11,680,582
Parker-Hannifin Corp.	16,957	2,186,605
Pentair PLC	4,628	307,392
Snap-On, Inc.	8,911	1,218,490
WABCO Holdings, Inc.(2)	1,156	121,126
Wabtec Corp.	12,082	1,049,805

		$249,122,963

Media — 3.6%
CBS Corp., Class B	129,378	$7,159,779
Comcast Corp., Class A	195,330	11,331,093
Comcast Corp., Special Class A	1,434,304	82,565,710
DIRECTV(2)	33,786	2,929,246
Discovery Communications, Inc., Class A(2)	6,930	238,739
Discovery Communications, Inc., Class C(2)	20,394	687,686
Gannett Co., Inc.	3,563	113,767
Liberty Broadband Corp., Class A(2)	3,091	154,828
Liberty Broadband Corp., Class C(2)	6,183	308,037
Liberty Global PLC, Series A(2)	8,854	444,515
Liberty Global PLC, Series C(2)	27,614	1,334,032
Liberty Media Corp., Class A(2)	12,367	436,184
Liberty Media Corp., Class C(2)	24,734	866,432
News Corp., Class A(2)	24	377
Omnicom Group, Inc.	142,077	11,006,705
Time Warner Cable, Inc.	12,203	1,855,588
Time Warner, Inc.	363,259	31,029,584
Time, Inc.	45,407	1,117,466
Twenty-First Century Fox, Inc., Class A	97	3,725
Viacom, Inc., Class B	133,554	10,049,938
Walt Disney Co. (The)	2,286,103	215,328,042

		$378,961,473

Security	Shares	Value

Metals & Mining — 0.3%
Alcoa, Inc.	52,760	$833,080
Cliffs Natural Resources, Inc.	249,622	1,782,301
Freeport-McMoRan, Inc.	450,138	10,515,224
Glencore PLC(2)	598,405	2,762,135
Nucor Corp.	230,000	11,281,500

		$27,174,240

Multi-Utilities — 0.0%(1)
Dominion Resources, Inc.	3,244	$249,464
Sempra Energy	1,443	160,692

		$410,156

Multiline Retail — 0.1%
Target Corp.	139,579	$10,595,442

		$10,595,442

Oil, Gas & Consumable Fuels — 4.9%
Anadarko Petroleum Corp.	923,255	$76,168,537
Antero Resources Corp.(2)	109,563	4,446,066
Apache Corp.	716,679	44,914,273
BP PLC ADR	169,684	6,468,354
California Resources Corp.(2)	2,000	11,020
Cheniere Energy, Inc.(2)	316,775	22,300,960
Chevron Corp.	625,472	70,165,449
Concho Resources, Inc.(2)	40,000	3,990,000
ConocoPhillips	263,236	18,179,078
Devon Energy Corp.	570,333	34,910,083
EOG Resources, Inc.	3,600	331,452
Exxon Mobil Corp.	2,209,899	204,305,163
Hess Corp.	39,579	2,921,722
Marathon Oil Corp.	170,827	4,832,696
Marathon Petroleum Corp.	80,413	7,258,077
Murphy Oil Corp.	80,200	4,051,704
Occidental Petroleum Corp.	8,025	646,895
Phillips 66	145,544	10,435,505
Range Resources Corp.	4,900	261,905
Royal Dutch Shell PLC, Class A ADR	70,142	4,696,007
Spectra Energy Corp.	8,040	291,852
Williams Cos., Inc.	2,000	89,880
WPX Energy, Inc.(2)	666	7,746

		$521,684,424

Personal Products — 0.0%(1)
Estee Lauder Cos., Inc. (The), Class A	26,070	$1,986,534

		$1,986,534

19	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals — 8.3%
AbbVie, Inc.	1,573,015	$102,938,102
Actavis PLC(2)	27,476	7,072,597
Allergan, Inc.	290,186	61,690,642
Bristol-Myers Squibb Co.	1,851,897	109,317,480
Eli Lilly & Co.	1,185,872	81,813,309
GlaxoSmithKline PLC ADR	122,542	5,237,445
Johnson & Johnson	1,851,031	193,562,312
Mallinckrodt PLC(2)	17,707	1,753,524
Merck & Co., Inc.	1,235,952	70,189,714
Novartis AG ADR	87,318	8,090,886
Novo Nordisk A/S ADR	1,249,240	52,867,837
Pfizer, Inc.	2,082,381	64,866,168
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	96,150,164
Zoetis, Inc.	361,174	15,541,317

		$871,091,497

Professional Services — 0.0%(1)
Nielsen NV	70,356	$3,147,024

		$3,147,024

Real Estate Investment Trusts (REITs) — 0.0%(1)
American Tower Corp.	10,718	$1,059,474
Weyerhaeuser Co.	1,200	43,068

		$1,102,542

Road & Rail — 0.4%
CSX Corp.	28,990	$1,050,308
Kansas City Southern	14,386	1,755,523
Norfolk Southern Corp.	72,594	7,957,028
Union Pacific Corp.	297,876	35,485,968

		$46,248,827

Semiconductors & Semiconductor Equipment — 3.9%
Analog Devices, Inc.	599,209	$33,268,084
Applied Materials, Inc.	100,000	2,492,000
Broadcom Corp., Class A	804,058	34,839,833
Cypress Semiconductor Corp.(2)	1,108	15,822
Intel Corp.	7,418,937	269,233,224
Linear Technology Corp.	68,494	3,123,326
Maxim Integrated Products, Inc.	151,789	4,837,515
Microchip Technology, Inc.	23,733	1,070,596
NVIDIA Corp.	284,500	5,704,225
Texas Instruments, Inc.	1,013,297	54,175,924
Xilinx, Inc.	90,186	3,904,152

		$412,664,701

Security	Shares	Value

Software — 3.7%
Activision Blizzard, Inc.	187,010	$3,768,251
Adobe Systems, Inc.(2)	409,776	29,790,715
CA, Inc.	7,339	223,473
CDK Global, Inc.	34,056	1,388,123
Check Point Software Technologies, Ltd.(2)	150,000	11,785,500
Microsoft Corp.	3,133,891	145,569,237
Oracle Corp.	4,057,166	182,450,755
ServiceNow, Inc.(2)	182,216	12,363,356
Symantec Corp.	72,900	1,870,249
Tableau Software, Inc., Class A(2)	13,699	1,161,127
Workday, Inc. Class A(2)	10,000	816,100

		$391,186,886

Specialty Retail — 3.2%
Bed Bath & Beyond, Inc.(2)	7,000	$533,190
Best Buy Co., Inc.	133,011	5,184,769
Gap, Inc. (The)	89,138	3,753,601
GNC Holdings, Inc., Class A	900	42,264
Home Depot, Inc. (The)	1,170,394	122,856,258
L Brands, Inc.	41,877	3,624,454
Lowe’s Companies, Inc.	247,507	17,028,482
Murphy USA, Inc.(2)	19,669	1,354,407
Ross Stores, Inc.	16,500	1,555,290
Staples, Inc.	144,626	2,620,623
TJX Cos., Inc. (The)	2,402,392	164,756,044
Tractor Supply Co.	82,143	6,474,511
Ulta Salon, Cosmetics & Fragrance, Inc.(2)	17,234	2,203,195

		$331,987,088

Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.	3,019,441	$333,285,898
EMC Corp.	2,797,592	83,200,386
Hewlett-Packard Co.	31,477	1,263,172
NetApp, Inc.	414,967	17,200,382

		$434,949,838

Textiles, Apparel & Luxury Goods — 2.4%
Coach, Inc.	10,800	$405,648
Hanesbrands, Inc.	197,611	22,057,340
NIKE, Inc., Class B	2,354,845	226,418,347
VF Corp.	97,407	7,295,784

		$256,177,119

20	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 0.4%
Altria Group, Inc.	111,248	$5,481,189
Philip Morris International, Inc.	411,539	33,519,852

		$39,001,041

Trading Companies & Distributors — 0.0%(1)
United Rentals, Inc.(2)	2,000	$204,020

		$204,020

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV ADR, Series L	136,795	$3,034,113
Sprint Nextel Corp.(2)	135,160	560,914
Vodafone Group PLC ADR	97,896	3,345,106

		$6,940,133

Total Common Stocks (identified cost $5,297,622,780)		$10,370,321,012

Preferred Stocks — 0.0%

Security	Shares	Value

Banks — 0.0%
Wells Fargo & Co.(4)	166	$0

Total Preferred Stocks (identified cost $4,929)		$0

Rights — 0.0%(1)

Security	Shares	Value

Media — 0.0%(1)
Liberty Broadband Corp., Exp. 01/09/15(2)	1,856	$17,632

Pharmaceuticals — 0.0%(1)
Sanofi, Exp. 12/31/20(2)	6,984	$5,517

Total Rights (identified cost $16,440)		$23,149

Short-Term Investments — 1.1%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(5)	$118,147	$118,146,833

Total Short-Term Investments (identified cost $118,146,833)		$118,146,833

Total Investments — 99.4% (identified cost $5,415,790,982)		$10,488,490,994

Other Assets, Less Liabilities — 0.6%		$57,205,446

Net Assets — 100.0%		$10,545,696,440

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	Restricted security (see Note 5).

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

21	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $5,297,644,149)	$10,370,344,161
Affiliated investment, at value (identified cost, $118,146,833)	118,146,833
Cash	33,000,000
Dividends receivable	14,131,313
Interest receivable from affiliated investment	20,357
Receivable for investments sold	12,213,732
Tax reclaims receivable	2,030,709
Total assets	$10,549,887,105

Liabilities
Payable to affiliates:
Investment adviser fee	$3,915,272
Trustees’ fees	17,000
Accrued expenses	258,393
Total liabilities	$4,190,665
Net Assets applicable to investors’ interest in Portfolio	$10,545,696,440

Sources of Net Assets
Investors’ capital	$5,473,073,507
Net unrealized appreciation	5,072,622,933
Total	$10,545,696,440

22	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $1,890,503)	$186,312,910
Interest allocated from affiliated investment	191,559
Expenses allocated from affiliated investment	(24,208)
Total investment income	$186,480,261

Expenses
Investment adviser fee	$43,801,497
Trustees’ fees and expenses	68,000
Custodian fee	1,453,477
Professional fees	245,469
Miscellaneous	278,382
Total expenses	$45,846,825
Deduct —
Reduction of custodian fee	$21
Total expense reductions	$21

Net expenses	$45,846,804

Net investment income	$140,633,457

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions(1)	$394,326,343
Investment transactions allocated from affiliated investment	1,635
Foreign currency transactions	(897)
Net realized gain	$394,327,081
Change in unrealized appreciation (depreciation) —
Investments	$633,390,216
Foreign currency	(190,051)
Net change in unrealized appreciation (depreciation)	$633,200,165

Net realized and unrealized gain	$1,027,527,246

Net increase in net assets from operations	$1,168,160,703

(1)	Includes $395,897,193 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$140,633,457	$128,257,697
Net realized gain from investment and foreign currency transactions	394,327,081	431,928,006
Net change in unrealized appreciation (depreciation) from investments and foreign currency	633,200,165	1,830,554,440
Net increase in net assets from operations	$1,168,160,703	$2,390,740,143
Capital transactions —
Contributions	$795,426,515	$242,635,350
Withdrawals	(832,845,111)	(947,511,937)
Net decrease in net assets from capital transactions	$(37,418,596)	$(704,876,587)

Net increase in net assets	$1,130,742,107	$1,685,863,556

Net Assets
At beginning of year	$9,414,954,333	$7,729,090,777
At end of year	$10,545,696,440	$9,414,954,333

24	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.47%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.45%	1.50%	1.78%	1.53%	1.43%
Portfolio Turnover	8%	3%	2%	2%	2%
Total Return	12.73%	32.39%	15.48%	0.80%	12.86%
Net assets, end of year (000’s omitted)	$10,545,696	$9,414,954	$7,729,091	$8,072,683	$9,045,217

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 7.8%, 13.6% 5.7%, and 1.3% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 71.6% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

26

Tax-Managed Growth Portfolio

December 31, 2014

Notes to Financial Statements — continued

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2014, the Portfolio’s investment adviser fee amounted to $43,801,497 or 0.45% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

27

Tax-Managed Growth Portfolio

December 31, 2014

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $95,370,865 and $27,513,946, respectively, for the year ended December 31, 2014. In addition, investors contributed securities with a value of $753,896,043 and investments having an aggregate market value of $741,251,834 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,838,038,717

Gross unrealized appreciation	$8,651,172,819
Gross unrealized depreciation	(720,542)

Net unrealized appreciation	$8,650,452,277

The net unrealized depreciation on foreign currency transactions at December 31, 2014 on a federal income tax basis was $77,079.

5  Restricted Securities

At December 31, 2014, the Portfolio owned the following securities (representing 0.13% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

Alexion Pharmaceuticals, Inc.	6/26/14	6/26/15	15,722	$2,500,091	$2,909,042
Alexion Pharmaceuticals, Inc.	9/18/14	9/18/15	12,388	2,000,033	2,291,579
Alexion Pharmaceuticals, Inc.	12/18/14	12/18/15	19,229	3,500,166	3,556,874
Stifel Financial Corp.	9/18/14	9/18/15	93,119	4,500,053	4,749,744
Stifel Financial Corp.	12/18/14	12/18/15	9,840	500,017	501,886

Total Restricted Securities				$13,000,360	$14,009,125

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

28

Tax-Managed Growth Portfolio

December 31, 2014

Notes to Financial Statements — continued

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Consumer Discretionary	$1,451,380,913	$—		$—	$1,451,380,913
Consumer Staples	1,060,445,499	86,888,788		—	1,147,334,287
Energy	664,717,282	—		—	664,717,282
Financials	1,746,179,128	26,632,076		—	1,772,811,204
Health Care	1,464,357,703	5,848,454		—	1,470,206,157
Industrials	1,318,099,102	—		—	1,318,099,102
Information Technology	2,252,382,728	—		—	2,252,382,728
Materials	241,229,899	2,762,135		—	243,992,034
Telecommunication Services	34,270,307	—		—	34,270,307
Utilities	15,126,998	—		—	15,126,998

Total Common Stocks	$10,248,189,559	$122,131,453	**	$—	$10,370,321,012

Preferred Stocks	$—	$—		$0	$0
Rights	23,149	—		—	23,149
Short-Term Investments	—	118,146,833		—	118,146,833

Total Investments	$10,248,212,708	$240,278,286		$0	$10,488,490,994

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented. At December 31, 2014, the value of investments transferred between Level 1 and Level 2 during the year ended was not significant.

8  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. The motion to dismiss was granted, and the plaintiff appealed. A decision on the appeal is expected in 2015. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.46% of net assets at December 31, 2014).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

29

Tax-Managed Growth Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

30

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Series Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

31

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit

32

Eaton Vance

Tax-Managed Growth Fund 1.0

December 31, 2014

Management and Organization — continued

Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

157    12.31.14

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) is the only series of Eaton Vance Series Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2013 and December 31, 2014 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Tax-Managed Growth Fund 1.0

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$13,410	$13,910
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,810	$7,510
All Other Fees(3)	$0	$0

Total	$20,220	$21,420

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years.

Fiscal Years Ended	12/31/13	12/31/14
Registrant	$6,810	$7,510
Eaton Vance(1)	$409,385	$99,750

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 17, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 17, 2015